================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                 March 29, 2007

                          ----------------------------

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


              000-50421                             06-1672840
       (Commission File Number)          (IRS Employer Identification No.)


                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Securities Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
       Securities Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
       Securities Act (17 CFR 240.13e-2(c))

================================================================================

Item 2.02  Results of Operations and Financial Condition.

         On March 29, 2007, the Company issued a press release announcing its earnings for the quarter and fiscal year ended January 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c) Exhibits.

Exhibit 99.1      Press Release, dated March 29, 2007





         All of the information contained in Item 2.02 and Item 9.01(c) in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONN'S, INC.


Date:  March 29, 2007                       By:    /s/ David L. Rogers
                                                   -----------------------------
                                                   David L. Rogers
                                                   Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.           Description
-----------           -----------

99.1                  Press Release, dated March 29, 2007, January 31, 2007
                      Earnings